UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025

BLUE OWL TECHNOLOGY FINANCE CORP.
(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
Second Supplemental Indenture
The information contained in Item 2.03 under the heading “Second Supplemental Indenture” is incorporated herein by reference.
Note Assumption Agreement
The information contained in Item 2.03 under the heading “Note Assumption Agreement” is incorporated herein by reference.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On March 24, 2025, Blue Owl Technology Finance Corp., a Maryland corporation (the “Company”) completed its previously announced acquisition of Blue Owl Technology Finance Corp. II, a Maryland corporation (“OTF II”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 12, 2024, by and among the Company, OTF II, Oriole Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), and, solely for the limited purposes set forth therein, Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company and investment adviser to the Company (“OTF Adviser”) and Blue Owl Technology Credit Advisors LLC, a Delaware limited liability company and investment adviser to OTF II (“OTF II Adviser”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into OTF II, with OTF II as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, OTF II was then merged with and into the Company, with the Company as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”).
In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of OTF II common stock was converted into the right to receive 0.9113 shares of common stock, par value $0.01 per share of the Company (with OTF II stockholders receiving cash in lieu of fractional shares of the Company’s common stock). As a result of the Merger, the Company issued an aggregate of approximately 250,738,523 shares of its common stock to former OTF II stockholders prior to any adjustment for OTF II stockholders receiving cash in lieu of fractional shares.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on November 13, 2024, which is incorporated herein by reference.
The information in Item 2.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Second Supplemental Indenture
On March 24, 2025, the Company entered into a second supplemental indenture (the “Second Supplemental Indenture”) by and between Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), effective as of the closing of the Merger. The Second Supplemental Indenture relates to the Company’s assumption of $700.0 million in aggregate principal amount of OTF II’s 6.750% Notes due 2029 (the “Notes”).

Pursuant to the Second Supplemental Indenture, the Company expressly assumed the obligations of OTF II for the due and punctual payment of the principal of, and premium, if any, and interest on all the Notes outstanding, and the due and punctual performance and observance of all of the covenants and conditions of the indenture, dated April 4, 2024 (the “Base Indenture”), by and between OTF II and the Trustee, as amended by the first supplemental indenture, dated April 4, 2024 (the “First Supplemental Indenture”), by and between OTF II and the Trustee, to be performed by OTF II.
The foregoing description of the Notes and the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the First Supplemental Indenture, providing for the issuance of the Notes, and the Second Supplemental Indenture, relating to the Company’s assumption of the Notes, copies of which, including the form of Notes related thereto, are attached or incorporated by reference as Exhibits 4.1 through 4.5 to this Current Report on Form 8-K, respectively, and are incorporated into this Current Report on Form 8-K by reference.
Note Assumption Agreement
On March 24, 2025, the Company entered into an assumption agreement (the “Note Assumption Agreement”) for the benefit of the Noteholders (as defined in the Note Purchase Agreement (as defined below)). The Note Assumption Agreement relates to the Company’s assumption of $75.0 million aggregate principal amount of 8.50% Series 2023A Senior Notes, due September 27, 2028 (the “2023A Notes”) and other obligations of OTF II under a Note Purchase Agreement, dated as of September 27, 2023 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among OTF II and certain institutional investors specified therein.

Pursuant to the Note Assumption Agreement, the Company unconditionally and expressly assumed, confirmed and agreed to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of OTF II under the Note Purchase Agreement, under the 2023A Notes and under any documents, instruments or agreements executed and delivered or furnished by OTF II in connection therewith, and to be bound by all waivers made by OTF II with respect to any matter set forth therein.

The description above is only a summary of certain of the material provisions of the Note Assumption Agreement and the Note Purchase Agreement and is qualified in its entirety by reference to the text of the Note Assumption Agreement and the Note Purchase Agreement, which are filed as Exhibits 10.1 and 10.2 to this Report and are incorporated herein by reference.

Revolving Credit Facility
On March 24, 2025, through the accordion feature in connection with the Merger in the Amended and Restated Senior Secured Credit Agreement, dated as of March 15, 2019 (as amended by the First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 26, 2023, as amended by the Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 13, 2024, and as further amended by the Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of December 20, 2024, the “Credit Agreement”), by and among the Company, as borrower, Truist Bank, as administrative agent and the lenders party thereto, the aggregate commitments under the Credit Agreement increased from $1,090.0 million to $2,575.0 million.

SPV Credit Facilities
On March 24, 2025, as a result of the consummation of the Merger, the Company became party to and assumed all of OTF II’s obligations under SPV Asset Facility I and SPV Asset Facility II (each, as defined in OTF II’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 4, 2025 (the “OTF II 10-K”)).
Information regarding SPV Asset Facility I and SPV Asset Facility II is set forth in “Part II—Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 5. Debt” in the OTF II 10-K, and is incorporated into this Current Report on Form 8-K by reference.

The description incorporated by reference above is only a summary of the material provisions of the SPV Asset Facility I and SPV Asset Facility II and is qualified in its entirety by reference to the SPV Asset Facility I and SPV Asset Facility II, as amended, which are filed, with any amendments and other relevant agreements, as Exhibits 10.3 through 10.11 to this Current Report on Form 8-K.
Collateralized Loan Obligations (“CLOs”)
On March 24, 2025, as a result of the consummation of the Merger, the Company became party to the relevant agreements with respect to and assumed all of OTF II’s obligations under the Athena CLO II Transaction and the Athena CLO IV Transaction (as defined in the OTF II 10-K).
Information regarding the Athena CLO II Transaction and the Athena CLO IV Transaction is set forth in “Part II—Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 5. Debt” in the OTF II 10-K, and is incorporated into this Current Report on Form 8-K by reference.
The description incorporated by reference above is only a summary of the material provisions of the Athena CLO II Transaction and the Athena CLO IV Transaction and is qualified in its entirety by reference to the relevant agreements with respect to the Athena CLO II Transaction and the Athena CLO IV Transaction, which are filed as Exhibits 10.12 through 10.20 to this Current Report on Form 8-K.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Merger, the Company adopted second amended and restated articles of incorporation (the “Amended Charter”) that became effective upon the closing of the Merger. Pursuant to the Amended Charter, without the prior written consent of the Company’s board of directors, during the OTF Restricted Period (as defined below) the Company’s shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of the Company’s common stock acquired prior to the listing of the Company’s common stock on a national securities exchange (the “Listing”). The OTF Restricted Period is through:
•180 days after the date of the Listing for all of the shares of Company’s common stock held by a shareholder prior to the Listing;
•270 days after the Listing for two-thirds of the shares of Company’s common stock held by a shareholder prior to the Listing; and
•365 days after the Listing for one-third of the shares of Company’s common stock held by a shareholder prior to the Listing.
A copy of the Amended Charter is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.
Item 7.01.    Regulation FD Disclosure.
In connection with the closing of the Merger, the Closing OTF Net Asset Value (as defined in the Merger Agreement) as of March 23, 2025 was estimated to be $17.06; and the Closing OTF II Net Asset Value (as defined in the Merger Agreement) as of March 23, 2025 was estimated to be $15.55.
The Closing OTF Net Asset Value and the Closing OTF II Net Asset Value determinations described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The Closing OTF Net Asset Value and the Closing OTF II Net Asset Value were not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of the Company’s or OTF II’s financial results. The Closing OTF Net Asset Value of the Company’s common stock as of March 23, 2025 may not be indicative of the actual net asset value per share of the Company’s common stock as of December 31, 2024 or March 31, 2025.

On March 24, 2025, the Company issued a press release announcing, among other things, the closing of the Merger. A copy of the press release is furnished herewith as Exhibit 99.1.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the Securities and Exchange Commission (“SEC”). Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, the Company’s plans, expectations, objectives and intentions as a result of the Merger, the business prospects of the Company and the prospects of its portfolio companies, actual and potential conflicts of interests with OTF Adviser, general economic and political trends and other factors, the dependence of the Company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses or Funds Acquired.
The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s prospectus, dated January 17, 2025, as filed under the Securities Act with the SEC on January 17, 2025 and included in the Company’s Registration Statement on Form N-14 (Registration Statement No. 333-283413) initially filed on November 22, 2024, as amended, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.
The required audited financial statements of OTF II as of December 31, 2024 and for the year then ended and the related notes are filed as Exhibit 99.2 and are incorporated herein by reference.
(d)    Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, Oriole Merger Sub Inc., and, solely for the limited purposes set forth therein, Blue Owl Technology Credit Advisors LLC and Blue Owl Technology Credit Advisors II LLC, dated as of November 12, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 13, 2024).

3.1	Second Articles of Amendment and Restatement of Blue Owl Technology Finance Corp.

4.1
Indenture, dated as of April 4, 2024, by and between Blue Owl Technology Finance Corp. II and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Blue Owl Technology Finance Corp. II’s Quarterly Report on Form 10-Q, filed May 9, 2024).

4.2
First Supplemental Indenture, dated as of April 4, 2024, relating to the 6.750% Notes due 2029, by and between Blue Owl Technology Finance Corp. II and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Blue Owl Technology Finance Corp. II’s Quarterly Report on Form 10-Q, filed May 9, 2024).

4.3
Second Supplemental Indenture, dated as of March 24, 2025, relating to the 6.750% Notes due 2029, by and between Blue Owl Technology Finance Corp. II and Deutsche Bank Trust Company Americas, as trustee.

4.4
Form of 6.750% notes due 2029 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 to Blue Owl Technology Finance Corp. II’s Quarterly Report on Form 10-Q, filed May 9, 2024).

4.5
Form of 6.750% notes due 2029 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by Reference to Exhibit 4.4 to Blue Owl Technology Finance Corp. II’s Quarterly Report on Form 10-Q, filed May 9, 2024).

10.1
Assumption Agreement, dated March 24, 2025, by Blue Owl Technology Finance Corp. (as successor by merger to Blue Owl Technology Finance Corp. II), of Note Purchase Agreement, dated as of September 27, 2023, among Blue Owl Technology Finance Corp. II, as issuer, and the Noteholders party thereto.

10.2
Note Purchase Agreement, dated September 27, 2023, between Blue Owl Technology Finance Corp. II and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on September 29, 2023).

10.3
Credit Agreement, dated July 15, 2022, among Athena Funding I LLC, as Borrower, the Lenders referred to therein, Société Générale, as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC, as Document Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on July 20, 2022).

10.4
Sale and Contribution Agreement, dated July 15, 2022, between Owl Rock Technology Finance Corp. II, as Seller and Athena Funding I LLC, as Purchaser (incorporated by reference to Exhibit 10.2 Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on July 20, 2022).

10.5
First Amendment to Credit Agreement, dated as of January 20, 2023, among Athena Funding I LLC, as Borrower, Société Générale, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Alter Domus (US) LLC, as Document Custodian, and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on January 25, 2023).

10.6
Second Amendment to Credit Agreement, dated as of February 22, 2023, among Athena Funding I LLC, as Borrower, Société Générale, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Alter Domus (US) LLC, as Document Custodian, and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on February 27, 2023).

10.7
Third Amendment to Credit Agreement, dated as of August 15, 2023, among Athena Funding I LLC, as Borrower, Société Générale, as Administrative Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on August 17, 2023).

10.8
Fourth Amendment to Credit Agreement, dated as of September 26, 2023, among Athena Funding I LLC, as Borrower, Société Générale, as Administrative Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on September 28, 2023).

10.9
Loan and Management Agreement, dated November 8, 2022, among Athena Funding II LLC, as Borrower, Owl Rock Technology Finance Corp. II, as Collateral Manager and Transferor, MUFG Bank, Ltd., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator, and Alter Domus (US) LLC, as Custodian (incorporated by reference to Exhibit 10.1 to the Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on November 10, 2022).

10.1
Purchase and Sale Agreement, dated November 8, 2022, by and between Athena Funding II LLC, as Purchaser, and Owl Rock Technology Finance Corp. II, as Seller (incorporated by reference to Exhibit 10.2 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on November 10, 2022).

10.11
Amendment No. 1 to Loan and Management Agreement, dated as of August 20, 2024, among Athena Funding II LLC, as Borrower, Blue Owl Technology Finance Corp. II, as Collateral Manager and Transferor, MUFG Bank, Ltd., as Administrative Agent, each of the Lenders party thereto, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Successor Collateral Custodian, and Alter Domus (US) LLC, as Resigning Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on August 21, 2024).

10.12
Indenture and Security Agreement, dated as of December 13, 2023, by and between Athena CLO II, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on December 15, 2023).

10.13
Loan Sale Agreement, dated as of December 13, 2023, between Blue Owl Technology Finance Corp. II, as Seller and Athena CLO II, LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on December 15, 2023).

10.14
Loan Sale Agreement, dated as of December 13, 2023, between Athena Funding I LLC, as Seller and Athena CLO II, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on December 15, 2023).

10.15
Class A-L Credit Agreement, dated as of December 13, 2023, among Athena CLO II, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent and as Trustee, and each of the Lenders party thereto (incorporated by reference to Exhibit 10.4 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on December 15, 2023).

10.16
Collateral Management Agreement, dated as of December 13, 2023, between Athena CLO II, LLC and Blue Owl Technology Credit Advisors II LLC (incorporated by reference to Exhibit 10.5 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on December 15, 2023).

10.17
Indenture and Security Agreement, dated as of August 15, 2024 by and between Athena CLO IV, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on August 19, 2024).

10.18
Loan Sale Agreement, dated as of August 15, 2024, between Blue Owl Technology Finance Corp. II, as Seller and Athena CLO IV, LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on August 19, 2024).

10.19
Loan Sale Agreement, dated as of August 15, 2024, between Athena Funding II LLC, as Seller and Athena CLO IV, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on August 19, 2024).

10.20
Collateral Management Agreement, dated as of August 15, 2024, between Athena CLO IV, LLC and Blue Owl Technology Credit Advisors II LLC (incorporated by reference to Exhibit 10.4 to Blue Owl Technology Finance Corp. II’s Current Report on Form 8-K, filed on August 19, 2024).

99.1	Press Release, dated March 24, 2025.

99.2
Consolidated financial statements of Blue Owl Technology Finance Corp. II as of December 31, 2024 and for the year then ended (incorporated by reference to Blue Owl Technology Finance Corp. II’s Annual Report on Form 10-K, filed on March 4, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Technology Finance Corp.

Date: March 24, 2025	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer